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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2002


                      AMERICAN SCIENCE & ENGINEERING, INC.
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             (Exact name of registrant as specified in its charter)


  Massachusetts                       1-6549                     04-2240991
---------------------           --------------------     ----------------------
 (State or other                  (Commission File           (IRS Employer
   jurisdiction                        Number)               Identification
 or incorporation)                                                No.)


             829 Middlesex Turnpike, Billerica, Massachusetts 01821
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          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code (978) 262-8700


                                 NOT APPLICABLE
                        --------------------------------
          (Former name or former address, if changed since last report)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Effective July 18, 2002, American Science & Engineering, Inc. (the "Company") dismissed its independent certified public accountants, Arthur Andersen LLP ("Andersen"), and has engaged the services of PricewaterhouseCoopers LLP ("PWC") as its new independent auditors for the Company's fiscal year ending March 31, 2003, effective immediately. These actions followed the Company's decision to seek proposals from independent accountants to audit the Company's financial statements for the fiscal year ending March 31, 2003. The decision to dismiss Andersen and retain PWC was approved by the Company's Board of Directors upon the recommendation of management. The independent Directors, who constitute the Audit Committee, voted unanimously for the change.

None of the audit reports of Andersen on the Company's consolidated financial statements as of and for the fiscal years ended March 31, 2001 and 2002 contained an adverse opinion or a disclaimer of opinion, nor was any such audit report qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years ended March 31, 2001 and 2002, there were no disagreements between the Company and Andersen, as defined in Item 304 of Regulation S-K, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement in connection with its reports, and there were no reportable events as described under Item 304(a)(1)(v) of Regulation S-K.

During the two most recent fiscal years ended March 31, 2001 and 2002, the Company did not consult with PWC regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Pursuant to Item 304(a)(3) of Regulation S-K, the Company has not received a letter from Andersen and cannot obtain such letter after reasonable compliance; accordingly, complying with Item 304(a)(3) of Regulation S-K is not required.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, American Science & Engineering, Inc. has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         AMERICAN SCIENCE & ENGINEERING, INC.

                                         By: /s/ Andrew R. Morrison
                                             ----------------------------------
                                             Name: Andrew R. Morrison
                                             Title: Chief Financial Officer


Dated: July 19, 2002